FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 28, 1998


THC HOMECARE, INC.
(Exact name of registrant as specified in its charter)


        Utah                    1-11534           48-1092064
(State or other             (Commission   (I.R.S. Employer
jurisdiction of              File Number)   Identification No.)
incorporation or
organization)


3261 S. Highland Drive, Suite 613,
Las Vegas, Nevada                            89109
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (702) 796-1016

      INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.

     Monthly Financial Information. The Company is required to file unaudited monthly financial statements with the Bankruptcy Court. Such financial statements for the periods from November 1 to November 30, 1997, December 1 to December 31, 1998, January 1 to January 31, 1998, February 1 to February 28, 1998, March 1 to March 31, 1998, April 1 to April 30, 1998, May 1 to May 31, 1998, and June 1 to June 30, 1998 (together the "Financial Statements") are attached hereto as Exhibits 28.1 to 28.8 respectively, and are incorporated herein by reference. The Financial Statements are filed with the Bankruptcy Court on a limited informational basis, are unaudited, and do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. The results of operations for the Financial Statements are not necessarily indicative of results of operations for a full year.

Item 7.  Financial Statements and Exhibits.

     Exhibits

          See the Index to Exhibits which is incorporated herein by reference.

      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THC HOMECARE, INC.


By: /s/ Charles McLaughlin
    Charles McLaughlin, Chairman of the Board of Directors

Date: August 18, 1998
      INDEX TO EXHIBITS


Exhibit No.     Description of Exhibits

28.1   Unaudited Balance Sheet of the Company     Filed  Herewith
          for the period from November 1 to
          November 30, 1997, as filed with the
          Bankruptcy Court on July 28, 1998

28.2   Unaudited Balance Sheet of the Company     Filed Herewith
          for the period from December 1 to
          December 31, 1997, as filed with the
          Bankruptcy Court on July 28, 1998

28.3   Unaudited Balance Sheet of the Company     Filed Herewith
          for the period from January 1 to
          January 31, 1998, as filed with the
         Bankruptcy Court on July 28, 1998

28.4   Unaudited Balance Sheet of the Company     Filed Herewith
          for the period from February 1 to
          February 28, 1998, as filed with the
         Bankruptcy Court on July 28, 1998

28.5   Unaudited Balance Sheet of the Company     Filed Herewith
          for the period from March 1 to March 31, 1998, as filed with the Bankruptcy Court on July 28, 1998

28.6   Unaudited Balance Sheet of the Company     Filed Herewith
          for the period from April 1 to April 30, 1998, as filed with the Bankruptcy
          Court on July 28, 1998

28.7   Unaudited Balance Sheet of the Company     Filed Herewith
          for the period from May 1 to May 31,
          1998, as filed with the Bankruptcy
          Court on July 28, 1998

28.8   Unaudited Balance Sheet of the Company     Filed Herewith
          for the period from June 1 to June 30,
          1998, as filed with the Bankruptcy
         Court on July 28, 1998